Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Inventory Disclosure [Abstract]
Raw materials	¥ 62,462	$ 9,802	¥ 57,419
Work in progress	17,134	2,689	1,929
Finished goods	27,168	4,263	19,918
Inventories, total	106,764	16,754	79,266
Inventories provision	(28,689)	(4,502)	(32,172)
Inventories	¥ 78,075	$ 12,252	¥ 47,094